EXHIBIT 6



                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul
C. Voet, Gary H. Sander and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1997 Stock Incentive Plan.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of July, 1997

                                                /s/ Robert B. Garber
                                                --------------------------

                                                Robert B. Garber



                                     Page 15

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul
C. Voet, Gary H. Sander and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1997 Stock Incentive Plan.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of July, 1997

                                             /s/ Charles H. Erhart, Jr.
                                             --------------------------------
                                             Charles H. Erhart, Jr.



                                     Page 16

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul
C. Voet, Gary H. Sander and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1997 Stock Incentive Plan.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of July, 1997

                                                     /s/ Neal Gilliatt
                                                    ---------------------------
                                                     Neal Gilliatt



                                     Page 17

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul
C. Voet, Gary H. Sander and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1997 Stock Incentive Plan.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of July, 1997

                                            /s/ Will J. Hoekman
                                            -----------------------------
                                            Will J. Hoekman



                                     Page 18

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul
C. Voet, Gary H. Sander and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1997 Stock Incentive Plan.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 21st day of July, 1997.

                                                     /s/ Thomas C. Hutton
                                                    ---------------------------
                                                     Thomas C. Hutton



                                     Page 19

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul
C. Voet, Gary H. Sander and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1997 Stock Incentive Plan.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 18th day of July, 1997

                                                     /s/ W. Dwight Jackson
                                                     --------------------------
                                                     W. Dwight Jackson




                                     Page 20

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul
C. Voet, Gary H. Sander and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1997 Stock Incentive Plan.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of July, 1997.

                                                  /s/ Charles O. Lane
                                                 ------------------------------
                                                  Charles O. Lane




                                     Page 21

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul
C. Voet, Gary H. Sander and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1997 Stock Incentive Plan.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 16th day of July, 1997.

                                                     /s/ Sandra E. Laney
                                                     --------------------------
                                                     Sandra E. Laney




                                     Page 22

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul
C. Voet, Gary H. Sander and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1997 Stock Incentive Plan.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of July, 1997.

                                                     /s/ Kevin J. McNamara
                                                     --------------------------
                                                     Kevin J. McNamara



                                     Page 23

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul
C. Voet, Gary H. Sander and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1997 Stock Incentive Plan.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 21st day of July, 1997.

                                                     /s/ John M. Mount
                                                     --------------------------
                                                     John M. Mount



                                     Page 24

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul
C. Voet, Gary H. Sander and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1997 Stock Incentive Plan.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of July, 1997.

                                                /s/ Timothy S. O'Toole
                                                ----------------------------
                                                Timothy S. O'Toole




                                     Page 25

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul
C. Voet, Gary H. Sander and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1997 Stock Incentive Plan.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of July, 1997.

                                                 /s/ D. Walter Robbins, Jr.
                                                 --------------------------
                                                 D. Walter Robbins, Jr.




                                     Page 26

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul
C. Voet, Gary H. Sander and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1997 Stock Incentive Plan.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 21st day of July, 1997.

                                                 /s/ Kenneth F. Vuylsteke
                                                 ---------------------------
                                                 Kenneth F. Vuylsteke




                                    Page 27

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company hereby constitutes and appoints Edward L. Hutton, Paul
C. Voet, Gary H. Sander and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its 1997 Stock Incentive Plan.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of July, 1997.

                                              /s/ George J. Walsh III
                                              -----------------------------
                                              George J. Walsh III



                                     Page 28

                                      E-22